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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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                                March 8, 2000
                   Date or Report (Date of earliest event reported):


                               HITCOM CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



         001-13999                                        87-0389677
(Commission File Number)                       (IRS Employer Identification No.)


85 Scarsdale Road, Suite 202
Toronto, Ontario, Canada                                         M3B 2R2
(Address of Principal Executive Offices)                        (Zip Code)

                                 416-441-6720
              (Registrant's Telephone Number, Including Area Code)



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ITEM 4 (b)          CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT


As of March 6, 2000, The Board of Directors have unanimously agreed to engage Deloitte & Touche LLP of Toronto, Canada to be the Company's new principal accountant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Hitcom Corporation
                                                     (Registerant)


Date:    March 10, 2000           BY:       /s/ John S. Nashmi
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                                            (Signature)

                                            John S. Nashmi
                                            Chief Financial Officer and
                                            Corporate Secretary